EnteraBio

Bringing new speed to drug development..........
Breaking new ground in drug delivery…

Aug. 2010

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Who We Are

Entera Bio is engaged in the Research, Development, and Commercialization of novel large molecule theapeutics. Entera Bio has developed a proprietary platform technology for the oral delivery of new and existing Large Molecule drugs. Entera Bios' formulations will be the first choice for Patients, Physicians and Pharmaceutical Companies.

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Management

CEO: Phillip Schwartz, MSc, PhD

- >15 years clinical and Basic Research Experience at Dana Farber Cancer Inst., Harvard Medical School, Weizmann Institute, Rockefeller University.
- Mentored by two Nobel laureates and one MacArthur Fellow.
- > 10 years of Biotech and Pharmaceutical Experience
- Director and manager at Serono, Endo Pharmaceuticals, Health Advances LLC, and the Harvard Technology Licensing Office
- Consultant to VCs including: Polaris Ventures, Radius Partners, NGN Capital
- Experience in all phases, III clinical trials, clinical affairs, medical affairs (medical marketing) and Business Development

CSO: Ehud Arbit, MD

- >20 years experience in drug development and drug delivery
- Helped design and direct more than 10 clinical trials
- Vast clinical experience in medicine, surgery and drug delivery
- Professor Neuroscience NYU- Polytechnic Institute NY
- Former Professor Neuroscience Cornell University Medical College attending physician at Memorial Sloan Kettering Cancer Center
- Former CMO and VP research at $500 mil. Biotech company
- Published > 105 papers in prestigious peer reviewed journals

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Management

CMO- Miriam Blum, MD

- MD from New York University Medical School. Residency in internal medicine & fellowships in endocrinology & osteoporosis at Mount Sinai Medical Center
- Recipient of multiple research grants in bone metabolism and osteoporosis, as well as the prestigious NIH K23 grant for exceptional young investigators
- Supervised multiple academic and pharmaceutical clinical trials in Osteoporosis
- Associate Professor and attending physician at Tufts University Medical School and The New England Medical Center

Dir. scientific & business development- Hillel Galitzer, MBA, PhD

- >6 years of experience as Co-founder and COO of Optivasive Inc.
- >6 years of Med. Research & Mol. Biology at Hebrew U Medical School
- Mentored by two world renowned researchers in the field of osteoporoses
- Numerous publications in tier one peer reviewed journals
- Ph.D. Hebrew University Medical School Jerusalem 2010
- International MBA, finance & management; Bar-Ilan University, Israel
- Lectured and presented in international conferences and universities

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The company

- Founded in June 2010 by the CEO, Phillip Schwartz, in cooperation with Oramed Pharmaceuticals and DNA Ltd.
- Entera will be based in the technology park of Hebrew University in Givat Ram, Jerusalem.
- Entera has licensed technology from Oramed and has signed agreements with additional pharmaceutical companies for the development of novel therapeutics
- Experienced management: Entera's management has more than 50 years of combined drug development experience with large pharmaceutical companies and smaller biotech
- Entera currently has 4 products in its pipeline and anticipates entry into Phase I clinical trials in the near future

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Market

- The drug delivery market is currently valued at >$70 billion and growing at a CAGR of 12%.
- More than $100 Billion of the blockbuster drug market will go generic by 2013.
- To replace this revenue Pharma will have to develop more than 100 "*usable*" large molecule drugs in the next 5 years
- To fill this revenue gap big pharma is aggressively pursuing large molecule therapeutics

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Large pharmaceutical companies are currently undergoing massive restructuring in pursuit of large molecule drug targets

- The number of "new" small molecular entities is decreasing at >15% / year as compared to large molecular entities.
- More than 60% of the drugs in development are large molecules
- Injections and patches are bad/ not optimal
- Large molecule drugs are more easily developed, but are difficult to deliver orally. We have the technology to do so efficiently and rapidly

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Entera delivers drugs effectively

- Oral drug delivery is the most straight forward and user friendly approach to medical treatment.
- Large molecule peptides are hard to absorb and easily inactivated in the GI tract.
- By partnering with other biotech's who have developed and tested novel lg. molecule drugs, we avoid many of the pitfalls of early drug discovery
- Entera synergistically brings together cutting edge delivery technologies with active therapeutic molecules enabling effective oral delivery of new large molecule drugs

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Our technology

Combines 2 well characterized drug delivery entities to increase drug half life and bioavailability

- A proprietary synthetic Amino Acid that enables molecular transport of large molecules through the intestinal wall
- A proprietary molecular protection prevents drug break down and significantly extends the half life of delivered entities in the gut
- Together, these two technologies act to increase bioavailability by more than 10 fold

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Our Strategy –
rapid development, rapid returns…..

- Use of known therapeutic molecules
  (no drug discovery).
- Optimization of proprietary formulations.
- Agreements with large bio/pharma companies.
- Next large market product begins development

- Lean & mean (with outsourcing and flexibility)
- Experienced team from within the field.

  (enabling a quick start and future development of novel therapeutics over longer term)

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Operational Business Strategy

- ✓ 2 proven delivery technologies applied to insulin
    - Preliminary experiments with insulin have already shown the **3 fold increase of** efficacy of this system in **Humans**
    - All the entities used are either FDA approved or GRAS

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- ➢ Rapidly complete Ph. I trials with our lead compound.
- ➢ License or partner with larger entity while simultaneously pursuing new drug targets
    - We have the capacity to continue through Ph. III development with a minimum of capital, utilizing established academic collaborations
- ➢ Form partnerships with prominent companies to co develop drugs
    - Increases volume of pipeline and reduce risk

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The next steps

Startup first target
formulation & bio-availablety Small animals
Large animal studies-toxicology & Human trial design
Phase I human trials & Analysis
IND submission
Partner or license
Startup second target
formulation & bio-availablety Small animals
Milestone 1
Milestone 2
Milestone 3
July 2010

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Market- Osteoporosis

- Osteoporosis drug market >$8 Billion in 2007 and is expected to reach $12 billion by 2011.
- More than 80% of the osteoporosis drugs sold are bisphosphinates which slow the resorbtion of bone.
  - Sales of Fosamax by Merck were $1.8 billion in 2007.
- Injectable osteoporosis medications currently account for almost 20% of the market and sales of more than $1.5 Billion
- Studies indicate that our lead compound is 2-4X more effective than the bisphosphinates, we believe an oral form of this compound has the potential to capture between 20-30% of the osteoporosis market, with sales of greater than $3 billion per year.
- **Estimated addressable market $1-3 billion/ year**

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Delivering on Strategy

- ✓ First product already performing well in pigs- (AUC=109% of SC)

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- ✓ **Partnerships**- Two leading companies have approached Entera to co-develop candidate drugs of theirs.
- ✓ **Financing-** established by Oramed and DNA
- ✓ **Location**-Based in the technology park in Hebrew University Givat Ram, Jerusalem.
  - **Minimal overhead costs-** Oramed will share some resources at cost
  - Locating in Givat Ram will facilitate collaborations as well as the hiring of inexpensive highly skilled graduate students and fellows

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This presentation may contain forward-looking statements, including statements regarding the intent, belief or current expectations of Oramed Pharmaceuticals Inc. and affiliates about the market, business, properties, financial condition and results of operations of our 50% indirectly held subsidiary, Entera Bio Ltd. Words such as “believe,” “expect,” “intend,” “estimate,” "target," "goal," variations of such words and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Actual results may differ materially from those projected, expressed or implied in the forward-looking statements as a result of various factors including, without limitation, the factors set forth in our filings with the Securities and Exchange Commission including, without limitation, Item 1.A of our annual report on Form 10-K for the fiscal year ended December 31, 2009, under the caption “Risk Factors.” Any forward-looking statements contained herein speak only as of the date hereof, and we caution existing and prospective investors not to place undue reliance on such statements. Such forward-looking statements do not purport to be predictions of future events or circumstances, and therefore, there can be no assurance that any forward-looking statement contained our releases will prove to be accurate. We undertake no obligation to update or revise any forward-looking statements. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth in our filings with the Securities and Exchange Commission including, without limitation, Item 1.A of our annual report on Form 10-A for the fiscal year ended December 31, 2009, under the caption “Risk Factors.”

The material herein is proprietary to Oramed Pharmaceuticals Inc. and any unauthorized reproduction of any part thereof is strictly prohibited.

Nothing herein constitutes an offer to purchase or solicitation to sell securities of Oramed Pharmaceuticals Inc. or of Entera Bio Ltd.